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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 21, 2004


                           BLUE RIVER BANCSHARES, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)

                       Indiana                          0-24501                     35-2016637
           -----------------------------       ------------------------         -------------------
           (State or other jurisdiction        (Commission File Number)            (IRS Employer
                 of incorporation)                                              Identification No.)


        29 East Washington Street
          Shelbyville, Indiana                             46176
          --------------------                            --------
 (Address of Principal Executive Offices)                 Zip Code


                                 (317) 398-9721
              ----------------------------------------------------
              (Registrant's telephone number, including area code)













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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE. ELECTION OF DIRECTORS

         On May 21, 2004 the Company announced the election of Russell Breeden, III as Chairman of the Board and Robert J. Salyers and John R. Owens to the Company's Board of Directors. A copy of the press release relating to the election of Mssrs. Salyers and Owens is being filed as Exhibit 99.1 to this current report.

ITEM 7.  EXHIBITS

         99.1     Press Release, dated May 21, 2004.






                                     * * * *






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BLUE RIVER BANCSHARES, INC.
                                  (Registrant)


Date: May 21, 2004                By:    /s/ Lawrence T. Toombs
                                         --------------------------------------
                                         Lawrence T. Toombs, President











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                                INDEX TO EXHIBITS


Exhibit No.                      Description

99.1                             Press Release, dated May 21, 2004














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